Baker, Fentress & Company

        Report to Shareholders


                                                          1999 MIDYEAR REPORT

Directors and Officers


BOARD OF DIRECTORS
Frederick S. Addy                  Jeffrey A. Kigner
Bob D. Allen                       John A. Levin
Eugene V. Fife                     Burton G. Malkiel
J. Barton Goodwin                  David D. Peterson
James P. Gorter                    William H. Springer
David D. Grumhaus                  Dean J. Takahashi

OFFICERS
James P. Gorter                    Chairman of the Board
John A. Levin                      President and Chief Executive Officer
James P. Koeneman                  Executive Vice President and Secretary
Scott E. Smith                     Executive Vice President
Julie A. Heironimus                Treasurer and Assistant Secretary
Beverly J. Friedberg               Assistant Treasurer



Corporate Data

Transfer and Dividend Disbursing Agent
ChaseMellon Shareholder Services
1-800-719-9058

Custodian
UMB Bank, N.A.

Legal Counsel
Bell, Boyd & Lloyd

Address of Company
200 West Madison Street
Suite 590
Chicago, Illinois 60606
312-236-9190 or 800-BKF-1891

Web Site
www.bakerfentress.com

                                [RECYCLE LOGO]

           The Company's Midyear Report is printed on recycled paper.
              We encourage recycling and use of recycled products.

To Our Shareholders


In May, BKF's board of directors made a significant announcement concerning a Plan for Distribution of Assets of Baker, Fentress & Company. More information about the board's adoption of the Plan can be found in the box on page three.

RESULTS THROUGH JUNE 30, 1999

Baker, Fentress & Company (NYSE: BKF) total net assets at June 30, 1999 were $840.2 million, or $21.53 per share, compared with $771.3 million, or $19.76 per share, at December 31, 1998. Our net asset value total return was 11.0% for the six months ended June 30, 1999, and shareholder return, which is based on market value, was 26.1%. This compares to total returns of 12.4% for the S&P 500 Index and 12.0% for the Russell 1000 Value Index, respectively. The market value of BKF shares increased at a greater rate than net asset value as our discount narrowed from 22.5% at the end of 1998 to 11.7% as of June 30, 1999. The narrowing of the discount occurred after the announcement made by the board on May 6, 1999 concerning the Plan for Distribution of Assets.

   As of June 30, 1999, the Company's assets were allocated as follows:

Portfolio Sector Weightings
As of June 30, 1999

Public.............  71.7%
Levco..............  14.3%
CTO................   9.1%
Private............   4.9%

COST BASIS INFORMATION

If you need more information to compute the cost basis of your BKF shares, go to the Company web site at www.bakerfentress.com. Information on the web site includes per share ordinary income dividends, capital gain distributions and reinvestment prices. It also provides amounts which can be added to your cost basis for periods in which the Company retained all or a portion of realized capital gains.

ADDRESS CHANGE

On July 1, 1999, Baker Fentress moved to smaller office space in our present building. Our new address is Suite 590, 200 West Madison Street, Chicago, Illinois 60606. The telephone and fax numbers remain the same.

PUBLIC PORTFOLIO COMMENTARY

The second quarter witnessed a return to favor of value stocks, as the S&P 500 Index rose 7.1% while the Russell 1000 Value Index rose by 10.8%. For the same period, the BKF public portfolio total return was 13.4%. Comparable total returns for the six months ended June 30, 1999 were as follows:

     BKF Public Portfolio          14.0%
     Russell 1000 Value            12.0
     S&P 500 Index                 12.4

   The resurgence of value stocks was highlighted by strength in a number of cyclical groups, such as basic materials and capital goods. At the same time, financials, consumer staples and healthcare stocks went through a period of relative weakness, as interest rate fears drove the market down for the month of May. The market rise was more broadly based than it had been in the recent past and growth stocks trading at very high multiples were not driving the market. Our investment philosophy, with its focus on

                                Baker, Fentress & Company Midyear Report 1999  1
fundamental value, diversification and capital preservation, served us well in this environment.

   Looking ahead, a number of economic signs bode well for the stock market, including an increase in the rate of growth of corporate profits, high levels of consumer confidence and consumer spending, and the initial stage of the economic recoveries in the Far East and Latin America. On the negative side, wage inflation remains a concern, although competitive pressures and increases in productivity may limit the impact of wage inflation on prices and on margins. With respect to the market itself, while the rebound of value stocks has been encouraging, the market continues to see precariously high relative valuations (although this factor is not in itself a catalyst for a market retreat).

   In short, even though every environment poses a set of market risks, we believe our stock selection and portfolio construction process is geared to perform well relative to the market in both broadly advancing and declining environments.

LEVCO COMMENTARY

As of June 30, 1999, total assets under management at John A. Levin & Co., Inc. (Levco) were $8.7 billion, as compared to $8.3 billion at the end of 1998. In a market cycle that until recently has been marked by the historically unprecedented disparity between the performance of value and growth stocks, value managers have been in a challenging environment, as many individuals and institutional committees have re-evaluated their asset allocation strategies. While Levco continues to experience some withdrawals, its institutional marketing efforts have also begun to pay dividends. On the retail side, accounts brought in through the broker consulting area continue at a strong pace, helped in part by solid 1999 performance and the resurgence of value stocks in the second quarter.

CTO COMMENTARY

Consolidated-Tomoka Land Co. (AMEX:CTO) reported excellent financial results for the second quarter primarily due to the sale of 228 acres of land for approximately $6.6 million.

   The cash proceeds from the previously reported sale of CTO's citrus division continue to be invested in short-term instruments. CTO's board has announced that they intend to use these and other funds to repurchase up to 25% of CTO's outstanding shares.

PRIVATE PLACEMENT PORTFOLIO COMMENTARY

Substantial progress was made toward liquidating the remaining private placement portfolio assets in the second quarter. In May, we sold our remaining investment in the Phillips-Smith limited partnership to the general partner. We expect to receive a final distribution from our other partnership investment, Golder Thoma, before year end. In June, Citadel Communications Corporation (CITC) completed a secondary stock offering in which we sold a total of 982,660 CITC shares, recognizing a gain of $26.8 million. Our remaining 830,357 CITC shares will become freely tradable in mid-September and the trading liquidity of CITC stock suggests we can easily sell these securities by year end.

   Also in June, we sold our entire position in Security Capital US Realty in two privately negotiated transactions for total proceeds of $9.5 million, resulting in a modest loss of $0.5 million. We continue to explore ways to achieve liquidity in our Durolite International investment either through a recapitalization of the company

2 Baker, Fentress & Company Midyear Report 1999 or a negotiated sale of our securities. As Durolite remains a privately held company, our options are somewhat limited over a relatively short time frame. To reflect this fact, we reduced the carrying value of the investment by $2.0 million, to $8.0 million, as of June 30. Overall, we remain encouraged by progress made to date in liquidating private placement portfolio assets and remain focused on completing this task by year end.

CLOSING COMMENTS

We are pleased with our results for the most recent six months. We also believe that our Plan for Distribution of Assets is in the best interests of our shareholders and will maximize shareholder value. The board urges all shareholders to vote to approve this Plan.


/s/ James P. Gorter
-------------------
James P. Gorter
Chairman of the Board


/s/ John A. Levin
-------------------
John A. Levin
President and CEO


                          PROXY STATEMENT INFORMATION
                         SPECIAL SHAREHOLDERS' MEETING

If you were a shareholder on June 30, 1999, you should already have received the proxy statement for the special meeting of shareholders that will be held on August 19, 1999. If you did not receive a proxy statement, please call ChaseMellon at (212) 273-8048, or if you hold your shares through a brokerage firm, call your broker. Complete details of the Plan are in the proxy and should be considered carefully before you vote.

SUMMARY OF PROXY STATEMENT

The proxy statement asks you to vote for the Plan for Distribution of Assets. If the Plan is approved, the Company will sell its public and private portfolio securities and distribute the net proceeds and the Company's CTO shares to shareholders. The Company will de-register as an investment company, but remain in business as a holding company with one principal asset--Levco and its related companies.

SPECIAL SHAREHOLDERS' MEETING

The special meeting of shareholders will be held in Chicago at the Chicago Hilton and Towers on August 19, 1999 at 10:30 am central daylight time. For interested shareholders on the East Coast, an information meeting will be held in New York City on August 20, 1999 at the Waldorf Astoria at 8:00 am eastern daylight time. All official business and proxy voting will be conducted at the Chicago meeting.

DISTRIBUTION PLAN PAYMENT SCHEDULE

If shareholders approve the Plan, the board of directors expects to meet after the special shareholders' meeting to finalize the timing of the distribution of assets. Shareholders are likely to receive a capital gain distribution in late September 1999. At the same time, the Company intends to distribute its shares of Consolidated-Tomoka Land Co. to BKF shareholders. Final distributions will follow in late December 1999, and/or in early January 2000. All these dates are tentative and the board may change them.

If you have any questions call the Company at 1-800-BKF-1891 or Corporate Investor Communications, Inc. at 1-201-896-1900.


                                Baker, Fentress & Company Midyear Report 1999  3

Statement of Assets and Liabilities


                                                                          June 30, 1999
                                                                           (Unaudited)
                                                                          -------------

Assets
          Investments, at Value:
          Portfolio securities:
              Unaffiliated issuers (cost $397,282,153)..................   $515,022,363
              Controlled affiliates (cost $137,256,517).................    196,392,500
              Non-controlled affiliates (cost $690,097).................     30,048,529
          Money market securities (cost $11,988,933)....................     11,988,750
                                                                           ------------
                  Total Investments (cost $547,217,700).................    753,452,142
          Cash and Cash Equivalents.....................................     93,270,450
          Receivable for Securities Sold................................        968,679
          Dividends and Interest Receivable.............................        664,169
          Other Assets..................................................        605,220
                                                                           ------------
                  Total Assets..........................................    848,960,660
                                                                           ------------

LIABILITIES
          Bank Borrowing................................................      5,000,000
          Payable for Securities Purchased..............................      2,848,302
          Payable to Affiliate for Investment Management Fee............        130,000
          Accounts Payable and Accrued Liabilities......................        762,592
                                                                           ------------
                  Total Liabilities.....................................      8,740,894
                                                                           ------------
NET ASSETS..............................................................   $840,219,766
                                                                           ============

ANALYSIS OF NET ASSETS
          Common Stock, $1 par value, authorized--60,000,000 shares;
              issued and outstanding--39,029,101 shares.................   $ 39,029,101
          Capital Surplus...............................................    463,425,243
          Undistributed Net Realized Gain from Investment Transactions..     80,916,439
          Other Retained Earnings (a)...................................     50,614,541
          Net Unrealized Appreciation of Investments....................    206,234,442
                                                                           ------------
NET ASSETS..............................................................   $840,219,766
                                                                           ============
NET ASSET VALUE PER SHARE...............................................   $      21.53
                                                                           ============

          ------------
          (a) Prior to January 1, 1970, operating and other non-portfolio activities were included in other retained earnings.

          See accompanying Notes to Financial Statements


4   Baker, Fentress & Company Midyear Report 1999

Statement of Operations




                                                                 Six Months Ended
                                                                   June 30, 1999         Year Ended
                                                                    (Unaudited)       December 31, 1998
                                                                 ---------------      -----------------
INVESTMENT INCOME:
          Dividends from:
             Unaffiliated issuers............................      $ 4,112,771           $  8,557,407
             Affiliate.......................................        1,750,000              3,500,000
                                                                   -----------           ------------
                                                                     5,862,771             12,057,407
                                                                   -----------           ------------
          Interest from:
            Unaffiliated issuers.............................        1,462,724              3,546,104
            Affiliates.......................................        3,599,509              5,223,808
                                                                   -----------           ------------
                                                                     5,062,233              8,769,912
                                                                   -----------           ------------
                  Total Income...............................       10,925,004             20,827,319
                                                                   ===========           ============
EXPENSES:
          Investment management fee..........................          780,685              1,508,711
          Administration and operations......................          791,663              1,447,660
          Interest on bank borrowing.........................          147,799                339,521
          Investment research................................          218,370                875,113
          Professional fees..................................          860,310                369,758
          Directors' fees and expenses.......................          243,579                391,499
          Rent...............................................          152,809                341,514
          Reports to shareholders............................          141,153                322,771
          Custodian and transfer agent fees..................           77,243                149,206
          Taxes other than income............................           68,572                 83,173
          Other..............................................          201,917                408,522
                                                                   -----------           ------------
                  Total Expenses.............................        3,684,100              6,237,448
                                                                   -----------           ------------
                          Net Investment Income..............        7,240,904             14,589,871
                                                                   -----------           ------------

NET REALIZED AND UNREALIZED GAIN:
          Net realized gain on sales of investments..........       78,175,867             80,093,075
          Change in net unrealized appreciation..............       (4,810,499)           (20,884,833)
                                                                   -----------           ------------
                  Net Realized and Unrealized Gain...........       73,365,368             59,208,242
                                                                   -----------           ------------
Net Increase in Net Assets Resulting from Operations.........      $80,606,272           $ 73,798,113
                                                                   ===========           ============


          See accompanying Notes to Financial Statements


                               Baker, Fentress & Company Midyear Report 1999   5

Statements of Cash Flows


                                                                                 Six Months Ended
                                                                                   June 30, 1999       Year Ended
                                                                                    (Unaudited)      December 31, 1998
                                                                                 ----------------    -----------------
Cash Flows from Operating Activities:
          Net increase in net assets resulting from operations...................   $  80,606,272      $  73,798,113
          Adjustments to reconcile net increase in
            net assets resulting from operations to net cash
            provided by operating activities:
            Net realized and unrealized (gain) on investments....................     (73,365,368)       (59,208,242)
            Decrease in receivable for securities sold...........................         131,613            911,430
            Decrease in dividends and interest receivable........................         147,201          2,383,008
            (Increase) decrease in other assets..................................          74,872            (69,962)
            Increase (decrease) in accounts payable and accrued liabilities......         (32,849)        (1,260,179)
            Increase (decrease) in payable for investment management fee.........           3,000             (8,000)
            Increase (decrease) in payable for securities purchased..............       2,848,302         (6,502,179)
            Net amortization of (discounts)......................................        (304,215)          (504,621)
                                                                                    -------------      -------------
              Net cash provided by operating activities..........................      10,108,828          9,539,368
                                                                                    -------------      -------------
Cash Flows from Investing Activities:
          Purchases of portfolio securities and closing
            of short positions...................................................    (208,457,544)      (421,721,571)
          Proceeds from sales of portfolio securities
            and securities sold short............................................     247,985,772        502,011,542
          Net realized gain on financial futures transactions....................              --            324,058
          (Purchases) and sales/maturities of money
            market securities, net...............................................      12,991,622          4,767,157
                                                                                    -------------      -------------
              Net cash provided by investing activities..........................      52,519,850         85,381,186
                                                                                    -------------      -------------
Cash Flows from Financing Activities:
          Dividends and capital gain distributions...............................     (11,708,730)       (86,193,112)
                                                                                    -------------      -------------
            Net cash used in financing activities................................     (11,708,730)       (86,193,112)
                                                                                    -------------      -------------
Net Increase in Cash and Cash Equivalents........................................      50,919,948          8,727,442
Cash and Cash Equivalents at the
  Beginning of the Period........................................................      42,350,502         33,623,060
                                                                                    -------------      -------------
Cash and Cash Equivalents at the
  End of the Period..............................................................   $  93,270,450      $  42,350,502
                                                                                    =============      =============
Supplemental Disclosure of Noncash Financing Activities:
          Capital gain distribution reinvestments................................   $          --      $  52,060,630
                                                                                    =============      =============


          See accompanying Notes to Financial Statements

6   Baker, Fentress & Company Midyear Report 1999

Statements of Changes in Net Assets

                                                                           Six Months Ended
                                                                             June 30, 1999        Year Ended
                                                                              (Unaudited)      December 31, 1998
                                                                           ----------------    -----------------
Operations:
          Net investment income........................................       $  7,240,904       $  14,589,871
          Net realized gain............................................         78,175,867          80,093,075
          Change in net unrealized appreciation........................         (4,810,499)        (20,884,833)
                                                                              ------------       -------------
            Net increase in net assets resulting from operations.......         80,606,272          73,798,113
                                                                              ------------       -------------

Distributions to Shareholders from:
          Net investment income........................................         (4,683,492)        (14,347,947)
          Net realized gain............................................         (7,025,238)       (123,905,795)
                                                                              ------------       -------------
            Total distributions to shareholders........................        (11,708,730)       (138,253,742)
                                                                              ------------       -------------
              Net increase (decrease) in net assets from
                operations after distributions.........................         68,897,542         (64,455,629)
                                                                              ------------       -------------
Capital Share Transactions-Net Increase................................                 --          52,060,630
                                                                              ------------       -------------
Total Increase (Decrease) in Net Assets................................         68,897,542         (12,394,999)
Net Assets at the Beginning of the Period..............................        771,322,224         783,717,223
                                                                              ------------       -------------
Net Assets at the End of the Period....................................       $840,219,766       $ 771,322,224
                                                                              ============       =============

Undistributed Net Investment Income
  at the End of the Period.............................................       $  2,799,336       $     241,924
                                                                              ============       =============

          See accompanying Notes to Financial Statements

                                Baker, Fentress & Company Midyear Report 1999  7

Statement of Investments


June 30, 1999 - Unaudited                                                                Shares       Value
                                                                                        -------    -----------
INVESTMENTS IN UNAFFILIATED ISSUERS -- 61.30%
  Common Stock -- 54.39%
      Basic Materials -- 2.35%
        E.I. du Pont de Nemours and Company.....................................         65,000    $ 4,440,313
        Minerals Technologies Inc...............................................         14,700        820,444
        Monsanto Company........................................................        328,500     12,996,281
        Placer Dome Inc.........................................................         65,905        774,384
        Solutia Inc.............................................................         34,000        724,625
                                                                                                   -----------
                                                                                                    19,756,047
                                                                                                   -----------
      Capital Goods -- 6.83%
        The Boeing Company......................................................         96,436      4,243,184
        Cable Design Technologies Corporation (b)...............................         95,940      1,481,074
        Cordant Technologies Inc................................................         17,100        772,706
        General Electric Company................................................        109,000     12,317,000
        IDEX Corporation........................................................         23,000        756,125
        Owens-Illinois, Inc. (b)................................................        280,000      9,152,500
        Raychem Corporation.....................................................         23,300        862,100
        Tenneco Inc.............................................................        166,600      3,977,575
        Tyco International Ltd..................................................         63,300      5,997,675
        United Technologies Corporation.........................................        157,483     11,338,776
        Xerox Corporation.......................................................        100,300      5,923,969
        York International Corporation..........................................         14,000        599,340
                                                                                                   -----------
                                                                                                    57,422,024
                                                                                                   -----------
      Communication Services -- 3.71%
        Bell Atlantic Corporation...............................................        222,000     14,513,250
        BellSouth Corporation...................................................        256,500     11,831,063
        Loral Space & Communications Ltd. (b)...................................        266,375      4,794,750
                                                                                                   -----------
                                                                                                    31,139,063
                                                                                                   -----------
      Consumer Cyclical -- 4.68%
        Beazer Homes USA, Inc. (b)..............................................         33,000        763,125
        The Black & Decker Corporation..........................................        202,300     12,770,188
        Meredith Corporation....................................................         20,000        692,500
        Tribune Company.........................................................        279,800     24,377,575
        Valuevision International, Inc. (b).....................................         35,000        695,625
                                                                                                   -----------
                                                                                                    39,299,013
                                                                                                   -----------
      Consumer Staples -- 6.09%
        Chancellor Media Corporation (b)........................................        188,800     10,407,600
        Cumulus Media Inc., Class A (b).........................................         70,000      1,531,250
        The Walt Disney Company.................................................        164,500      5,068,656
        Fox Entertainment Group, Inc. (b).......................................        227,800      6,136,363
        Interstate Bakeries Corporation.........................................         31,900        715,756
        Loews Cineplex Entertainment Corporation (b)............................         90,000        978,750
        Nabisco Holdings Corp...................................................        269,120     11,572,160
        PepsiCo, Inc............................................................         35,100      1,357,931
        Ralston Purina Company..................................................        441,300     13,432,069
                                                                                                   -----------
                                                                                                    51,200,535
                                                                                                   -----------

        See accompanying Notes to Statement of Investments

8  Baker, Fentress & Company Midyear Report 1999

Statement of Investments


June 30, 1999 - Unaudited                                                           Shares          Value
                                                                                 ------------    ------------
INVESTMENTS IN UNAFFILIATED ISSUERS (CONTINUED)

          Energy -- 2.77%
             Conoco Inc. (b)............................................              200,200    $  5,580,575
             Schlumberger N.V...........................................              128,400       8,177,475
             Unocal Corporation.........................................              239,200       9,478,300
                                                                                                  -----------
                                                                                                   23,236,350
                                                                                                  -----------
          Financials -- 9.30%
             Ace Ltd....................................................              216,800       6,124,600
             Aetna Life Insurance and Annuity Company...................               68,600       6,135,413
             Annuity and Life RE (Holdings), Ltd........................               32,700         733,706
             BankAmerica Corporation....................................               60,987       4,471,109
             The Bank of New York Company, Inc..........................              268,600       9,854,263
             W.R. Berkley Corporation...................................               65,500       1,637,500
             Crescent Real Estate Equities Company......................               35,000         831,250
             CRIIMI MAE Inc.............................................              193,600         435,600
             Fairfax Financial Holdings Ltd. (Stock Purchase Rights)....               78,000           9,750
             Financial Federal Corporation..............................               36,000         792,000
             First Investors Financial Services Group, Inc. (b).........              292,600       1,755,600
             Horace Mann Educators Corporation..........................               31,000         842,813
             Indymac Mortgage Holdings, Inc.............................              147,250       2,356,000
             Kennedy-Wilson, Inc. (b)...................................               90,000         804,375
             Mellon Bank Corporation....................................               10,600         385,575
             Northern Trust Corporation.................................               41,800       4,054,600
             PartnerRe Ltd..............................................              135,800       5,075,525
             Prison Realty Trust, Inc...................................               52,100         511,231
             Pxre Corporation...........................................               51,000         924,375
             Risk Capital Holdings, Inc. (b)............................               14,200         191,700
             Scottish Annuity & Life Holdings, Ltd. (b).................              146,550       1,575,413
             Superior National Insurance Group, Inc. (b)................               49,200       1,340,700
             Terra Nova Holdings Ltd., Class A..........................               59,800       1,610,863
             Tokio Marine & Fire Insurance Company, Limited (ADR).......              125,000       7,015,625
             UICI (b)...................................................               96,500       2,665,813
             Vail Banks, Inc. (b).......................................               26,000         269,750
             XL Capital Ltd., Class A...................................              277,875      15,699,935
                                                                                                  -----------
                                                                                                   78,105,084
                                                                                                  -----------
          Health Care -- 5.11%
             Carematrix Corporation (b).................................               45,000         559,688
             Haemonetics Corporation (b)................................               50,000       1,003,125
             Johnson & Johnson..........................................              142,100      13,925,800
             McKesson HBOC, Inc.........................................              228,130       7,342,934
             Paracelsus Healthcare Corporation (b)(c)(e)................              535,443         562,225
             Pfizer Inc.................................................               64,000       6,976,000
             Warner-Lambert Company.....................................              182,200      12,594,575
                                                                                                  -----------
                                                                                                   42,964,347
                                                                                                  -----------


See accompanying Notes to Statement of Investments

                                                                                    Baker, Fentress & Company Midyear Report 1999  9

Statement of Investments

June 30, 1999 - Unaudited                                                Shares, Contracts, or
                                                                            Principal Amount        Value
                                                                        ----------------------    -----------

INVESTMENTS IN UNAFFILIATED ISSUERS (CONTINUED)
          Technology -- 10.32%
             Compaq Computer Corporation................................             99,100      $  2,347,431
             First Data Corporation.....................................            217,700        10,653,694
             International Business Machines Corporation................            151,600        19,594,300
             Koninklijke Philips Electronics N.V........................            139,840        14,106,360
             Metamor Worldwide, Inc. (b)................................             30,000           721,875
             Schawk, Inc................................................             72,100           644,394
             Seagate Technology, Inc. (b)...............................            467,400        11,977,125
             Symantec Corporation (b)...................................             33,000           841,500
             Texas Instruments Incorporated.............................            179,300        25,819,200
                                                                                                -------------
                                                                                                   86,705,879
                                                                                                -------------
          Utilities -- 3.23%
             KeySpan Energy Corporation.................................            563,620        14,865,478
             The Williams Companies, Inc................................            288,900        12,296,306
                                                                                                -------------
                                                                                                   27,161,784
                                                                                                -------------
                Total common stock (Cost $348,840,269)..................                          456,990,126
                                                                                                -------------
     Preferred Stock -- 3.76%
             Crown Cork & Seal Company, Inc., 4.50%.....................            188,300         5,048,794
             Loral Space & Communications Ltd. (b)......................             63,100         3,178,663
             The News Corporation Limited...............................            534,100        16,857,530
             Owens-Illinois, Inc., 4.75%................................            148,500         6,534,000
                                                                                                -------------
                Total preferred stock (Cost $28,745,151)................                           31,618,987
                                                                                                -------------
     Convertible Bonds -- 2.01%
             Hewlett-Packard Company, Zero Coupon Bond
               due 10/14/2017 (f).......................................        $22,785,000        14,895,694
             Hewlett-Packard Company, Zero Coupon Bond
               due 10/14/2017...........................................        $ 3,000,000         1,961,250
                                                                                                -------------
                 Total convertible bonds (Cost $14,555,928).............                           16,856,944
                                                                                                -------------
     Limited Partnerships -- 1.14%
             Golder, Thoma, Cressey Fund II Limited Partnership (c)(d)..                              307,326
             Penta Japan Domestic Partners, L.P.........................                            9,248,980
                                                                                                -------------
                Total limited partnerships (Cost $5,140,805)............                            9,556,306
                                                                                                -------------
              Total investments in unaffiliated issures
                (Cost $397,282,153).....................................                          515,022,363
                                                                                                 ------------


See accompanying Notes to Statement of Investments

10  Baker, Fentress & Company Midyear Report 1999

Statement of Investments


June 30, 1999 - Unaudited                                                                    Shares or
                                                                                          Principal Amount       Value
                                                                                          ----------------    ------------
INVESTMENTS IN CONTROLLED AFFILIATES -- 23.37%
   Wholly-Owned Subsidiary -- 13.69%
           Levin Management Co., Inc - investment management
            Common Stock (b)(c)(d)........................................................          1,000     $ 50,000,000
            9.23% Notes due 12/31/1999 (c)(d).............................................    $65,000,000       65,000,000
                                                                                                              ------------
               Total wholly-owned subsidiary (Cost $120,645,890)..........................                     115,000,000
                                                                                                              ------------
   Publicly Traded -- 8.66%
           Consolidated-Tomoka Land Co., Common Stock (majority-owned)
            development of Florida real estate (Cost $5,030,627)..........................      5,000,000       72,812,500
                                                                                                              ------------
   Other -- 1.02%
           DuroLite International, Inc. - manufacturer and distributor of specialized lighting products
            Convertible Preferred Stock (b)(c)(d).........................................          2,500               --
            12% Subordinated Note due 11/03/2004 (c)(d)...................................    $ 8,000,000        7,501,105
           DuroLite Europe Holdings, Inc. - subsidiary of DuroLite International, Inc.
            23% Promissory Note due 08/20/1999 (c)(d).....................................    $   498,895          498,895
            Stock Purchase Warrant expiring 08/20/2008 (b)(c)(d)..........................              1               --
           E-Sales, Inc. - diversified environmental services marketing organization
            Convertible Preferred Stock (b)(c)(d).........................................        500,000          500,000
           E-Sales, Inc. - diversified environmental services marketing organization
            8% Line of Credit due 12/31/1999 (c)(d).......................................         80,000           80,000
                                                                                                              ------------
               Total other (Cost $11,580,000).............................................                       8,580,000
                                                                                                              ------------
           Total investments in controlled affiliates (Cost $137,256,517).................                     196,392,500
                                                                                                              ------------

INVESTMENTS IN NON-CONTROLLED AFFILIATES -- 3.58%
   Publicly Traded
           Citadel Communications Corporation - radio broadcasting
            Common Stock (b)(c)...........................................................        830,357       30,048,529
                                                                                                              ------------
           Total investments in non-controlled affiliates (Cost $690,097).................                      30,048,529
                                                                                                              ------------

MONEY MARKET SECURITIES -- 1.43%
           U.S. Treasury bills - 4.324% due 07/08/1999....................................    $12,000,000       11,988,750
                                                                                                              ------------
           Total investments in money market securities (Cost $11,988,933)................                      11,988,750
                                                                                                              ------------

TOTAL INVESTMENTS -- 89.68% (Cost $547,217,700)...........................................                     753,452,142
                                                                                                              ------------
Cash and Other Assets, Less Liabilities -- 10.32%.........................................                      86,767,624
                                                                                                              ------------
NET ASSETS -- 100.00%.....................................................................                    $840,219,766
                                                                                                              ============

See accompanying Notes to Statement of Investments

                               Baker, Fentress & Company Midyear Report 1999  11

Notes to Statement of Investments

----------------------
(a) Based on the cost of investments of $496,313,018, for federal income tax purposes at June 30, 1999, net unrealized appreciation was $257,139,125, which consisted of gross unrealized appreciation of $273,146,601 and gross unrealized depreciation of $16,007,476.

(b)  Non-income producing security.

(c) Subject to legal or contractual restrictions on sale. They are valued at cost on the dates of acquisition and at a fair value as determined in good faith by the board of directors of the Company as of June 30, 1999, based upon all factors deemed relevant by the board. The quantitative and qualitative factors considered by the board of directors may include, but are not limited to, type of securities, nature of business, marketability, restrictions on disposition, market price of unrestricted securities of the same issue (if any), comparative valuation of securities of publicly-traded companies in the same or similar industries, valuation of recent mergers and acquisitions of similar companies, current financial condition and operating results, sales and earnings growth, operating revenues, competitive conditions, and current and prospective conditions in the overall stock market.

     The values determined by the board of directors may not reflect amounts that could be realized upon immediate sale, nor amounts that ultimately may be realized. Accordingly, the fair values included in the statement of investments may differ from the values that would have been used had a ready market existed for these securities, and such differences could be significant. The aggregate value of restricted securities was $154,498,080 or 18.4% of net assets, at June 30, 1999.

(d) There were no unrestricted securities of the same issue outstanding on June 30, 1999 or the dates of acquisition.

(e) Represents 80% of the current market price of unrestricted common stock of Paracelsus Healthcare Corporation.

(f) Security exempt from registration requirements under Rule 144A of the Securities Act of 1933 which permits resales of eligible securities issued in private placements and other transactions to "Qualified Institutional Investors."

12  Baker, Fentress & Company Midyear Report 1999

Notes to Financial Statements -- (Unaudited)


NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

The Company is registered under the Investment Company Act of 1940 as a non-diversified closed-end management investment company. The Company invests for total return with an emphasis on capital appreciation.

Investment valuation

Investments are stated at "value." Securities traded on securities exchanges or on the Nasdaq National Market are valued at the last reported sales prices on the day of valuation; listed and Nasdaq securities for which no sales were reported on that day and other securities traded in the over-the-counter market are valued at the mean of closing bid and asked prices on that day. Money market securities are valued at market value. Options traded on an exchange are valued using the last sale price on the day of valuation or, if the last sale price falls outside the range of the bid and asked prices, at the bid or asked price in the case of long options and short options, respectively. Restricted securities and other securities for which prices are not readily available, or for which market quotations are considered not to reflect fair value, are valued at a fair value as determined by the board of directors as explained in Note (c) in the Notes to Statement of Investments. The values determined by the board of directors, including the values of the Company's investments in Consolidated-Tomoka Land Co. (CTO) and Levin Management Co., Inc. (Levco), discussed below, may not reflect amounts that could be realized upon immediate sale, nor amounts that ultimately may be realized. Accordingly, the fair values included in the Company's financial statements may differ from the values that would have been used had a ready market existed for these securities, and such differences could be significant.

     The Company may be considered to be a "controlling person" of CTO and Levco within the meaning of the Securities Act of 1933. A public sale of shares of these companies would require registration under the Securities Act. The shares of CTO are valued by the board of directors at the closing price as reported by the American Stock Exchange on the day of valuation. The shares of Levco are not publicly-traded and are valued at a fair value as determined by the board of directors.

Investment transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined on an identified cost basis.

Investment income

The Company records dividends on the ex-dividend date. Interest income is recorded on an accrual basis and includes amortization of premium and discount. Such income is classified based on the affiliation status of the issuer as of the date of the financial statements.

Cash equivalents

The Company includes cash balances at its custodian bank in an interest-bearing demand deposit account and other short-term investments.

Federal income taxes, dividends, and
distributions to shareholders

In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes, the Company intends to distribute substantially all of its taxable net investment income (including net realized short-term capital gain, if any) within the time limits prescribed by the Internal Revenue Code. Accordingly, no provision has been made for federal income or excise tax on such income.

     Dividends and distributions payable to shareholders are recorded by the Company on the ex-dividend date.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

                               Baker, Fentress & Company Midyear Report 1999  13

NOTE 2. CAPITAL STOCK

Transactions in capital stock for the first six months of 1999 and for the year ended December 31, 1998 were as follows:


                                  Shares                    Amount
                            --------------------     --------------------
                              1999       1998         1999        1998
                            ---------  ---------     --------  ----------
Reinvestment of
  capital gain
  distributions.........       --    3,046,020       $  --    $ 3,046,020
Increase in
  capital surplus.......                                --     49,014,610
                                                     --------  ----------
  Net increase..........                             $  --    $52,060,630
                                                     --------  ----------

     The Company may purchase shares of its own stock in open market or private transactions from time to time and at such prices and amounts as management may deem advisable. Since such purchases are made at prices below net asset value, they increase the net asset value per share of the remaining shares outstanding. The Company made no such purchases for the first six months of 1999 and for the year ended December 31, 1998.

NOTE 3. EXPENSES

Aggregate compensation paid or accrued during the first six months of 1999 and for the year ended December 31, 1998 to officers of the Company amounted to $269,732 and $880,750, respectively. Fees, excluding expenses, of $206,000 and $337,000 were incurred during the first six months of 1999 and for the year ended December 31, 1998, respectively, for directors who were not officers of the Company.

NOTE 4. FEDERAL INCOME TAX STATUS OF DISTRIBUTIONS

In December of each year, the Company distributes to its shareholders all or a portion of its net long-term capital gain realized during the year. The capital gain distribution is paid in additional shares of the Company's stock, or in cash if so elected by individual shareholders.

     In 1998, the Company made a long-term capital gain distribution of $3.25 per share. Approximately 76.0% of the $0.52 per share of ordinary income dividends paid during 1998 qualified for the corporate dividends received deduction, and 7.2% represented income earned on U.S. government obligations.

NOTE 5. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold during the first six months of 1999, excluding money market investments, aggregated $204,625,247 and $247,985,772, respectively.

NOTE 6. RETIREMENT PLANS AND POST-RETIREMENT HEALTH CARE BENEFITS

The Company maintains a non-contributory money purchase pension plan covering all employees. Company contributions are based on compensation. Total plan contributions for 1998 were $140,030.

     The Company also provides certain health care benefits for retired employees. All of the Company's employees become eligible for these benefits upon retirement and the coverage is provided on a contributory basis. These benefits are subject to deductible and co-payment provisions, medicare supplements and other limitations. The net expense for post-retirement health care benefits for 1998 was $75,270.

NOTE 7. BANK BORROWING AND LINE OF CREDIT

On June 24, 1996, the Company entered into a $40 million revolving credit agreement with the Northern Trust Company. The facility expires on January 15, 2000. Borrowings outstanding are at the :London Interbank Offered Rate (LIBOR) plus 0.35%. The commitment fee associated with the unused portion of the revolving credit agreement is 0.08% per annum.

     The amount outstanding at June 30, 1999 was $5.0 million. The interest rate is reset periodically under the revolving credit facility and the fair value of the debt at June 30, 1999 approximates its carrying value. The maximum borrowing and

14 Baker, Fentress & Company Midyear Report 1999 the average daily borrowing balances during the period for which borrowings were outstanding were $5.0 million and $5.0 million, respectively. The interest rate at June 30, 1999 and the weighted average interest rate during the first six months of 1999 were 5.4% and 5.4%, respectively.

NOTE 8. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

Agreements:

The Company has an investment advisory contract with John A. Levin & Co., Inc., a wholly-owned subsidiary of Levin Management Co., Inc., and an indirect wholly-owned subsidiary of the Company, which provides for payment of a fee at an annual rate of 0.30%, based on the value of the assets of the public portfolio of the Company. For the six months ended June 30, 1999, the Company incurred management fees of $760,685.

     The Company's investments, other than the public portfolio, are managed by the Company's officers under the supervision of its board of directors.

     A summary of transactions with affiliated companies during the six months ended June 30, 1999 follows:

                                   Purchases     Realized
                                    (Sales)     Gain (Loss)       Income
                                  -----------   -----------     ----------
Citadel Communications
  Corporation
     Common stock...............  $(1,170,899)  $37,593,605     $    --
Consolidated-Tomoka
  Land Co.......................        --            --         1,750,000
DuroLite International
     Note.......................        --            --           240,000
DuroLite Europe Holdings, Inc.
     Note.......................        --            --            55,253
     Warrant....................        --            --             --
Levin Management Co., Inc.
     Common stock...............        --            --             --
     Note due 12/28/1999........                      --         3,303,625
E-Sales Inc.
     Convertible Preferred......        --            --             --
     Line of Credit.............       80,000         --               631
                                  -----------   -----------     ----------
                                  $(1,090,899)  $37,593,605     $5,349,509
                                  ===========   ===========     ==========

NOTE 9. PLAN FOR DISTRIBUTION OF ASSETS

The Company has called a special meeting of shareholders to be held on August 19, 1999 to vote on the Plan for Distribution of Assets. If approved, the Company will sell its public and private portfolio securities and distribute the net proceeds to shareholders. In addition, the Company will distribute the shares of Consolidated-Tomoka Land Co. it owns to shareholders.

After the distribution of assets is completed, the Company will de-register as an investment company, but remain in business as a holding company with one principal asset -- Levco and its related companies.

The proxy statement for this special shareholders' meeting contains more detailed information.

NOTE 10. YEAR 2000

The Company could be adversely affected if the computer systems used by the Company and its service providers, including John A. Levin & Co., Inc., do not properly process and calculate date-related information relating to the Year 2000. The Company is taking steps that it believes are reasonably designed to address the Year 2000 problem with respect to the computer systems it uses and to obtain satisfactory assurances that comparable steps are being taken by each of the Company's other major service providers. The Company does not expect to incur any significant costs in order to address the Year 2000 problem. However, at this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Company. In addition, there can be no assurances that the Year 2000 issue will not have an adverse effect on the companies whose securities are held by the Company or on global markets or economies generally.


                              Baker, Fentress & Company  Midyear Report 1999  15

Portfolio Changes Exceeding $2.5 Million

Quarter Ended June 30, 1999 - Unaudited
Purchases                                                Cost
---------                                             -----------
Warner-Lambert Company..........................     $ 11,983,799
McKesson HBOC, Inc..............................        8,038,936
Seagate Technology, Inc.........................        7,150,323
Xerox Corporation...............................        5,745,898
Tyco International Ltd..........................        5,534,904
Schlumberger N.V................................        5,437,100
BellSouth Corporation...........................        5,158,341
Johnson & Johnson...............................        4,685,536
Monsanto Company................................        3,722,137
Fox Entertainment Group, Inc....................        3,697,140
Engelhard Corporation...........................        3,196,050
The News Corporation Limited....................        2,967,231
General Electric Company........................        2,962,417
Nabisco Holdings Corp...........................        2,667,117
Compaq Computer Corporation.....................        2,600,560
                                                     ------------
                                                     $ 75,547,489
                                                     ============

Sales                                                  Proceeds
-----                                                ------------
Citadel Communications Corporation..............     $ 28,462,491
MediaOne Group, Inc.............................       27,394,547
Potomac Electric Power Company..................       17,837,095
Sempra Energy...................................       11,829,084
Tribune  Company................................       10,316,146
Security Capital U.S. Realty....................        9,480,313
Sundstrand Corporation..........................        9,046,066
Duke Energy Corporation.........................        8,489,100
TRW Inc.........................................        8,193,491
Lockheed Martin Corporation.....................        5,074,779
Engelhard Corporation...........................        3,784,783
United Technologies Corporation.................        3,132,022
                                                     ------------
          Total.................................     $143,039,917
                                                     ============

Top Ten Holdings

Our top ten holdings as a percent of net assets at June 30, 1999 were:


 1.  Levin Management (with its subsidiaries, including Levco) Investment advisor........   13.7%
 2.  Consolidated-Tomoka, Florida real estate............................................    8.7
 3.  Citadel Communications, Radio broadcasting..........................................    3.6
 4.  Texas Instruments, Electronic components and semiconductors.........................    3.1
 5.  Tribune, Publishing and broadcasting................................................    2.9
 6.  International Business Machines, Computer technology................................    2.3
 7.  The News Corp, Publishing and broadcasting..........................................    2.0
 8.  Hewlett-Packard, Computer technology................................................    2.0
 9.  XL Capital, Insurance...............................................................    1.9
10.  KeySpan Energy, Electric and gas utility............................................    1.8
                                                                                            ----
                     Total...............................................................   42.0%
                                                                                            ====

16  Baker, Fentress & Company Midyear Report 1999

Financial Highlights

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the six months ended June 30, 1999 and for each year in the five-year period ended December 31, 1998.

                                                       Six Months
                                                         Ended
                                                      June 30, 1999               Year Ended December 31,
                                                       (Unaudited)      1998       1997          1996        1995           1994
                                                      -------------     ----       ----          ----        ----           ----
Per Share Operating Performance
Net asset value, beginning of year..                    $  19.76     $  21.78    $  21.77     $  21.75     $  17.47       $  20.42
                                                        --------     --------    --------     --------     --------       --------
     Net investment income..........................         .37         0.53        0.72         0.37         0.35           0.35
     Net realized gain (loss) and
      net change in unrealized appreciation
      and other changes.............................        1.70         1.50        2.26         3.31         5.67          (1.36)
                                                        --------     --------    --------     --------     --------       --------
Total investment operations.........................        2.07         2.03        2.98         3.68         6.02          (1.01)
Less distributions:
     Dividends from net investment
      income........................................        (.30)       (0.52)      (0.54)       (0.78)       (0.35)         (0.35)
     Distribution from net realized
      gain..........................................          --        (3.25)      (2.23)       (1.78)       (1.20)         (1.46)
                                                        --------     --------    --------     --------     --------       --------
Total distributions.................................        (.30)       (3.77)      (2.77)       (2.56)       (1.55)         (1.81)
                                                        --------     --------    --------     --------     --------       --------
Dilution (a) resulting from:
     Shares issued in acquisition of
       Levin Management Co., Inc....................          --           --          --        (0.90)          --             --
     Reinvestment of capital gain
       distribution.................................          --        (0.28)      (0.20)       (0.20)       (0.19)         (0.13)
                                                        --------     --------    --------     --------     --------       --------
Total dilution......................................          --        (0.28)      (0.20)       (1.10)       (0.19)         (0.13)
                                                        --------     --------    --------     --------     --------       --------
Net asset value, end of period......................    $  21.53     $  19.76    $  21.78     $  21.77     $  21.75       $  17.47
                                                        ========     ========    ========     ========     ========       ========
Per share market price, end of
 period.............................................    $  19.00     $ 15.313    $  18.25     $ 16.875     $  16.75       $  13.75

Total Investment Return-
  Shareholder Return................................       26.07%        3.45%      25.17%       15.48%       33.20%         (7.51)%

Ratios to Average Net Assets
Expenses............................................         .94%         .80%        .87%         .90%(b)      .78%           .75%

Expenses before interest expense....................         .90%         .76%        .74%         .77%         .78%           .75%

Net investment income...............................        1.82%        1.87%       2.07%        1.53%        1.79%          1.38%

Supplemental Data
Net assets, end of period (000's
 omitted)...........................................     840,220      771,322     783,717      741,146      599,182        461,931
Portfolio turnover..................................       56.00%       53.72%      33.72%       59.78%       35.89%         41.63%

Shares outstanding, end of period
  (000's omitted)...................................      39,029       39,029      35,983       34,042       27,544         26,442

     ----------
     (a) Effect of the Company's issuance of shares at a price below net asset value.

     (b) The expense ratio before severance-related expenses was .82% for 1996.

                               Baker, Fentress & Company Midyear Report 1999  17

                               [INSERT PICTURE]





                           Baker, Fentress & Company
                               Established 1891

                      SUITE 590, 200 WEST MADISON STREET
                            CHICAGO, ILLINOIS 60606
                      (312) 236-9190  FAX (312) 236-6772